SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2004

Commission File Number 0-24268

PALM HARBOR HOMES, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	59-1036634

(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation or Organization)

15303 Dallas Parkway, Suite 800, Addison, Texas	75001

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 991-2422

Item 7. Financial Statements and Exhibits

     (c) Exhibits

Exhibit Number	Title
99.1	Press release of Palm Harbor Homes, Inc. dated July 20, 2004.

Item 12. Results of Operations and Financial Condition.

On July 20, 2004, Palm Harbor Homes, Inc. (the “Company”) issued a news release reporting the results of the Company for its first fiscal quarter ended June 25, 2004. A copy of the news release is attached to this Current Report as Exhibit 99.1.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

PALM HARBOR HOMES, INC.
Date: July 21, 2004	By:	/s/ Kelly Tacke
Kelly Tacke
Chief Financial and Accounting Officer

EXHIBIT INDEX

Exhibit Number	Title
99.1	Press release of Palm Harbor Homes, Inc. dated July 20, 2004.